EMPLOYMENT AGREEMENT

This Employment Agreement (the "Agreement") is entered into effective as between PharmaFrontiers, Corp., a corporation formed pursuant to the laws of the State of Texas, (the "Company"), and Warren C. Lau, an individual residing at 10211 Silver Leaf Lane, Tomball, Texas 77375 (the "Executive").

                                    RECITALS


WHEREAS, the Company is engaged in the business of acquiring, developing and commercializing biomedical technologies (the Company's Business); and

WHEREAS, Executive possess substantial knowledge and experience with respect to the Company's Business; and

        WHEREAS, the Company desires to employ the Executive to have the benefits
of (his/his/her) expertise and knowledge. The Executive, in turn, desires employment with the Company. The parties, therefore, enter into this Agreement to establish the terms and conditions of the Executive's employment with the Company.

In consideration of the mutual covenants and representations contained in this Agreement, the Company and the Executive agree as follows:

1. EMPLOYMENT OF EXECUTIVE; DUTIES. The Company agrees to employ the Executive and the Executive agrees to be employed by the Company, as President and Chief Operating Officer of the Company and as a member of its Board of Directors when elected as such, will have general supervision over the operations of the Company and will have such other duties and responsibilities, consistent with his position as President and Chief Operating Officer, as may reasonably be assigned to him by the Board of Directors of the Company. The Executive will report to the Board of Directors of the Company., for the period specified in
Section 3 (the "Employment Period"), subject to the terms and conditions of this

Agreement. During the Employment Period, the Executive shall have such duties and responsibilities generally consistent with his/his/her position and such other duties not inconsistent with his/her title and position as may be properly assigned to him/her by the Company in connection therewith, Executive shall expend such time as is reasonably necessary to fully perform his/her duties hereunder, shall devote his/her best efforts, experience and judgement to fully discharge his/her duties and responsibilities under this Employment Agreement and as reasonably contemplated hereby, and shall act in conformity with the written and oral policies of the Company and within the limits, budgets, business plans and instructions as set by the Company's Board of Directors. Executive shall be subject to the authority of the Company's Board of Directors.

2. PLACE OF EMPLOYMENT AND RELOCATION ALLOWANCE. Executive acknowledges that the Company's offices and headquarters are currently located in Tomball, Texas, which shall be the initial site of Executives employment. Executive further acknowledges that the Company may open additional offices in other countries and, in connection therewith; Executive may be required to temporarily reside in such other locations. Executive as a condition for his/her employment here under agrees, to maintain permanent residence in Tomball, Texas and to travel to such other locations as necessary to conduct the Company's Business. In connection therewith, Executive will, in good faith, undertake to apply for all required work permits and other documents, licenses and permits as required to affect the purposes hereunder. The Company shall reimburse Executive for all cost of living expenses including room and board while conducting the Company's Business outside of Tomball, Texas.


3. EMPLOYMENT PERIOD, The Employment Period shall begin on the date first written above and shall continue for three years, and shall be automatically extended for another three year period under the same terms and conditions, unless a written notice of discontinuation has been received by a party hereto at least 60 days in advance of the expiration date of this Agreement.


4.     BASE  SALARY.  During  the  Employment  Period, the Company shall pay the Executive a minimum annual base salary of Ninety-Eight Thousand Dollars ($98,000.00). The base salary shall be payable in equal periodic installments which are not less frequent than the periodic installments in effect for salaries of other senior executives of the Company. The base salary shall be subject to annual review by the Board of Directors ("Board") (or a committee appointed by


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
the Board) for upward adjustments based on the policies of the Company and the Executive's contributions to the Company's Business.

     ANNUAL  BONUS.
     --------------
     4.1 The Executive shall be entitled to an annual bonus (the "Annual Bonus") determined from time to time by the Board of Directors of the Company (without the active participation of the Executive). In determining the amount of any Annual Bonus, the Board of Directors may take into consideration such factors as they deem appropriate, including, but not limited to, the success of the Company in achieving profitable operations, in attracting investors, and in accomplishing other goals related to the business of the Company. Bonuses in addition to the Annual Bonus may be awarded by the Board of Directors (without the active participation of the Executive) from time to time for reaching other goals established by the Board of Directors.

          REIMBURSEMENT  FOR  EXPENSES.
          -----------------------------
4.2 Company shall reimburse Executive for all reasonable out-of-pocket expenses paid or incurred by him in the course of his employment, upon presentation by Executive of valid receipts or invoices therefor, utilizing procedures and forms for that purpose as established by Company from time to time.

          VACATIONS.
          ----------
          4.3 Executive shall be entitled to reasonable vacations (which shall aggregate no less than three (3) weeks vacation with pay) during each consecutive 12 month period commencing on the date hereof. Executive may not accumulate any vacation days which remain unused at the end of any year during the term hereof without the prior consent of Company.


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
5. BENEFITS. In addition to and except for the matters governed by this Agreement, the Executive shall be entitled to: (i) employee benefits and perquisites, including but not limited to pension, deferred compensation plans, stock options, group life insurance, disability, sickness and accident insurance and health benefits under such plans and programs as provided to other executives of the Company from time to time; and (ii) paid vacation as well as holidays, leave of absence and leave for illness and temporary disability in accordance with the policies of the Company.

     5.1 Without limiting the generality of Section 5, above, the Company shall reimburse the Executive by means of a cash allowance for expenses incurred by the Executive in the use if his automobile in the performance of Executive's duties, along with the cost of garage, insurance, fuel, fluids and maintenance, upon such terms and conditions as are approved by Company. The Company shall pay or reimburse the Executive for the costs of a cellular telephone.

     7.2 Subject to the approval of the Board of Directors of the Company, the Executive shall be provided with disability insurance providing for disability payments to the Executive following a termination of Executive's employment hereunder as a result of Disability (as defined in Section 8.2 below). In the event such policy is not obtained, Executive shall be entitled to participate in such disability plan(s) as are available to Company executives generally.

     7.3 Subject to the Executive's meeting the eligibility requirements of each respective plan, Executive shall be offered the opportunity participate in and be covered by each pension, life insurance, accident insurance, health insurance, hospitalization and any other employee benefit plan adopted by the Company, as the case may be, made available generally from


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
and after the date hereof to its respective executives, on the same basis as shall be available to such other executives without restriction or limitation by reason of this Agreement; provided, however, that Executive shall not
                              -------------------
participate in two or more plans providing duplicative benefits or coverage. The Company shall use its reasonable efforts to waive any qualifying period for participation in any such plan by the Executive.

     7.4 Nothing herein contained shall prevent the Company from at any time increasing the compensation herein provided to be paid to Executive, either permanently or for a limited period, or from paying bonuses and other additional compensation to Executive, whether or not based upon the earnings of the business of Company, or from increasing or expanding any employee benefit program applicable to the Executive, in the event the Company, in its sole discretion, shall deem it advisable so to do in order to recognize and compensate Executive fairly for the value of his services.

     8.     DEATH  OR  DISABILITY.
            ----------------------
          8.1 If Executive shall die during the term hereof, this Agreement shall immediately terminate, except that Executive's legal representatives or designated beneficiaries shall be entitled to receive (i) the Base Salary due to Executive hereunder to the last day of the third month following the month in which his death occurs, payable in accordance with the Company's regular payroll practices, (ii) a portion of the Annual Bonus payable under Section 4 (determined as provided under Section 8.4), based on the Company's Adjusted Net Income through the month of the bonus year preceding the month in which death occurs; and (iii) all other payments and entitlements available upon death under any employee benefit program covering the Executive as of the date of death. Except for the payments required pursuant to this Section 8.1, no payments shall be made for any period after Executive's death.

          8.2 In the event of the Disability (as hereinafter defined) of the Executive, the Executive shall be entitled to continue to receive from the


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
Company and its several benefit plans an amount equal to his Base Salary (prorated as may be necessary) in accordance with the terms of Section 3 hereof through the last day of the third month following the month in which Executive's employment hereunder is terminated as a result of such Disability. At any time after the date of the Notice (as hereinafter defined) and during the continuance of the Executive's Disability, the Company may at any time thereafter terminate Executive's employment hereunder by written notice to the Executive. The term "Disability" shall mean physical or mental illness or injury which prevents the Executive from performing his customary duties for the Company for a period of twenty-five (25) consecutive business days or an aggregate period of ninety (90) days out of any consecutive twelve (12) months. The date of commencement of Disability shall be the date set forth in the notice of a determination of Disability (the "Notice") given by Company to the Executive at any time following a determination of Disability, which date shall not be earlier than the date the Notice is given by Company. A determination of Disability by Company shall be solely for the purposes of this Section 8.2 and shall in no way affect the Executive's status under any benefit plan applicable to the Executive.

     8.3 Upon the occurrence of a Disability, and unless the Executive's employment shall have been terminated AS provided in Section 8.2, the Executive shall continue to perform such services for Company, consistent with his duties under Section 1 hereof, as he is reasonably capable of performing in light of the condition giving rise to a Disability. All payments due under Section 8.2 shall be payable in accordance with Company's regular payroll practices. Those payments, together with the aggregate amount of all periodic payments which the Executive is entitled to receive under all workers compensation plans, disability plans and accident, health or other insurance plans or programs maintained for the Executive by Company (or by any company controlling,


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
controlled by or under common control with the Company), shall be not less than Executive's Base Salary for the month or period in question.

     8.4 If the Executive's employment is terminated due to Disability, the Executive shall be entitled, in addition to the payments described in Section 8.2, to a pro-rated portion of the Annual Bonus otherwise payable for the fiscal year in which such Disability occurs, determined by multiplying the Annual Bonus that would otherwise be payable by a fraction, the numerator of which is the number of days the Executive was employed during such fiscal year and the denominator of which is 360.

6. NON-DISCLOSURES; NON-COMPETITION. As a condition to the employment arrangement, Executive agrees to execute and comply with the terms and conditions of the "Employee Non-Disclosure, Non-Competition and Assignment of Inventions Agreement" attached hereto as Exhibit 1.

7.     TERMINATION.  7.1  TERMINATION  BY  THE  COMPANY.

(a) The Company, by action of its Board, may terminate the Executive's employment under this Agreement without Cause (as defined in herein) at any time by giving notice thereof to the Executive at least ninety (90) days before the effective date of such termination. The Employment Period shall terminate AS of the date of such termination of employment.

(b) The Company, by action of its Board, may terminate the Executive's employment under this Agreement for Cause at any time by notifying the Executive of such termination. For all purposes of this Agreement, the Employment Period shall end as of the date of such termination of employment. "Cause" means the
Executive's: (i) persistent and repeated refusal, failure or neglect to perform the material duties of his/her employment under this Agreement (other than by reason of the Executive's physical or mental illness or impairment), provided that such Cause shall be deemed to occur only after the Company has given notice thereof to the Executive specifying in reasonable detail the conduct constituting Cause, and the Executive has failed to cure and correct his/her conduct within thirty (30) days after such notice; (ii) committing any act of fraud or embezzlement, provided that such Cause shall be deemed to occur only after the Company has given notice thereof to the Executive


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
specifying in reasonable detail the instances of such conduct, and the Executive has had the opportunity to be heard at a meeting of the Board; (iii) breach of the Employee Non-Disclosure, Non-Competition and Assignment of Inventions
Agreement or of such other subsequent agreements entered into during the Employment Period that results in a material detriment to the Company; (iv) conviction of a felony (including pleading guilty to a felony); or (v) habitual abuse of alcohol or drugs.

       7.2 TERMINATION BY THE EXECUTIVE. The Executive may terminate this Agreement at any time, for any reason or for no reason at all, by giving notice thereof to the Company at least ninety (90) days before the effective date of such termination. The Employment Period shall terminate as of the date of such termination of employment.

     10.  TERMINATION  UPON  CHANQE  OF  CONTROL  OR  BY  COMPANY WITHOUT CAUSE.
          --------------------------------------------------------------- ------

     10.1 A "Change in Control" shall occur: (A) if any Person, or combination of Persons, (as hereinafter defined), or any affiliate of any Person, is or becomes the "beneficial owner" (AS defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934) directly or indirectly, of securities of the Company representing twenty- five percent (25%) or more of the total number of outstanding shares of common stock of the Company; or (B) if individuals who, at the date of this Agreement, constitute the Board (the "Incumbent Directors") cease, for any reason, to constitute at least a majority thereof, provided that any new director whose election wa$ approved by the favorable vote of at least 75% of the Incumbent Directors shall be treated as an Incumbent Director. For purposes hereof, "Person" shall mean any individual, partnership, joint venture, association, trust, or other entity, including a "group" as referred to in section  13(d)(3)  of  the  Securities Exchange Act of 1934. 10.2 If a Change in
Control occurs, and if there subsequently occurs a material adverse change, without the Executive's written consent, in the Executive's working conditions or status, including but not limited to a significant change in the nature or scope of the Executive's authority, powers, duties or


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
responsibilities, or a reduction in the level of support services or staff, then, whether or not such change would otherwise constitute a breach of this Agreement by the Company, this Agreement may be terminated by notice given by the Executive, specifying the Change of Control and significant adverse change or changes.

10.3 Upon the termination of this Agreement in accordance with Section 10.2 above, the Executive will be entitled, without any duty to mitigate damages, to:

          (a)  All  unpaid  Base Salary pro-rated up to the date of termination;
     and

          (b) The greatest of (i) the full Annual Bonus for the entire year in which the termination referred to in Section 10.2 takes place, or (ii) the portion of the Annual Bonus earned from the first day of the fiscal year in which such termination occurred until the date of the Change of Control, or
     (iii) the portion of the Annual Bonus earned from the first day of the fiscal year in which such termination occurred until the effective date of such termination; and

          (c) A severance payment equal to the sum of (i) the Base Salary in effect for the prior fiscal year and (ii) the Annual Bonus paid (or payable) on account of such prior fiscal year; and

          (d) All benefits available under the Company's employee benefit programs, to the extent applicable to senior executives voluntarily and amicably retiring from employment with the Company.

          10.4 In the event that the Company shall actually or constructively terminate this Agreement without cause (and with or without a Change of Control), the Executive shall be entitled to the same payments, compensation and rights as provided in the case of a termination by the Executive under Section 10.3.

          10.5 The payments, and other compensation and benefits to which the Executive is entitled under this Section 10 shall be made available to the Executive no later than ten (10) days after the date of any termination referred to in Section 10.2, 10.3 or 10.4.

          10.6 In the event that Executive receives the payments, and other compensation and benefits referred to in this Section 10, he will be bound by the restrictive provisions of Section 12 for the period therein provided.

7.3  SEVERANCE  BENEFITS.

     (a) If the Executive's employment under this Agreement is terminated by the Company for Cause, by the Executive without Good Reason , the Company shall only pay the Executive a lump sum cash payment within thirty (30) days of the date of such termination, equal to the sum of: Executive's unpaid Base Salary earned to the termination date.

     (b) "Good Reason" means: any material failure by the Company to pay or provide the compensation and benefits under this Agreement; provided that, in each such event, the Executive shall give the Company notice thereof which shall specify in reasonable detail the circumstances constituting Good Reason, and there shall be no Good Reason with respect to any such circumstances cured by the Company within thirty (30) days after such notice.

     (c) If the Executive is entitled to receive payments or other benefits under this Agreement upon the termination of his/her employment with the Company, the Executive hereby irrevocably waives the right to receive any payments or other benefits under any other severance or similar plan maintained by the Company ("Other Severance Plan").

8. REPRESENTATION BY EXECUTIVE. The Executive represents and warrants to the Company that his/her employment hereunder will not conflict with or result in a violation or breach of, or constitute a default under any contract, agreement or understanding to which he/she is or was a party.(except as noted in Appendix 1)

9. NOTICES. Any notices, requests, demands and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the


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
Company or, in the case of the Company, to the Company's principal executive offices.

10. WITHHOLDING TAXES. The Company shall have the right, but not the duty, to the extent permitted by law, to withhold from any payment of any kind due to the Executive under this Agreement to satisfy the tax withholding obligations of the Company under applicable law.

11. VALIDITY; COMPLETE AGREEMENT. The validity and enforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. This Agreement sets forth the entire understanding and embodies the entire Agreement of the parties with respect to the subject matter covered hereby and supersedes all prior or contemporaneous oral or written agreements, understandings, arrangements, negotiations or communications, . among the parties hereto.

12. AMENDMENT. This Agreement shall not be modified or amended except by written agreement of the parties hereto.

13. CHOICE OF LAW; JURISDICTION AND VENUE. This Agreement shall be governed by and construed in accordance with the law of the State of Texas.

14. COUNTERPART. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement.

15. DELAY; PARTIAL EXERCISE. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

16. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.
The Company shall have the right to assign this Agreement to any of its respective affiliates. The rights and obligations of Executive under this Agreement are personal to him/her and no such right or obligation shall be subject to voluntary or involuntary alienation, assignment, or transfer.

17. MANDATORY ARBITRATION. DISPUTES REGARDING THE EXECUTIVE'S ENGAGEMENT BY THE COMPANY, INCLUDING, WITHOUT LIMITATION, ANY DISPUTE UNDER THIS AGREEMENT WHICH CANNOT BE RESOLVED BY NEGOTIATIONS BETWEEN THE COMPANY AND THE EXECUTIVE, BUT EXCLUDING ANY DISPUTES REGARDING THE EXECUTIVES COMPLIANCE WITH THE RESTRICTIONS CONTAINED IN THIS AGREEMENT, SHALL BE SUBMITTED TO, AND SOLELY DETERMINED BY, FINAL AND BINDING ARBITRATION CONDUCTED UNDER THE RULES OF
ARBITRATION  OF  THE  STATE  OF TEXAS APPLICABLE TO EMPLOYMENT DISPUTES, AND THE


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
PARTIES AGREE TO BE BOUND BY THE FINAL AWARD OF THE ARBITRATOR IN ANY SUCH PROCEEDING. THE ARBITRATOR SHALL APPLY THE LAWS OF THE STATE OF TEXAS WITH
RESPECT TO THE INTERPRETATION OR ENFORCEMENT OF ANY MATTER RELATING TO THIS AGREEMENT. ARBITRATION MAY BE HELD IN HARRIS COUNTY, TEXAS, OR SUCH OTHER PLACE AS THE PARTIES HERETO MAY MUTUALLY AGREE, AND SHALL BE CONDUCTED BY A QUALIFIED ARITRATOR APPOINTED UNDER THE LAWS OF THE STATE OF TEXAS. JUDGMENT UPON THE AWARD BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.


                                            Witness
                                                          R
                                                                  J


                                            Witness



             rr'                               FT./              41,0


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
                                    Exhibit 1

                  EMPLOYEE NON-DISCLOSURE, NON-COMPETITION AND
                       ASSIGNMENT OF INVENTIONS AGREEMENT



The Undersigned Warren C. Lau, for and in consideration of his/her employment with PharmaFrontiers Corporation plus other good and valuable consideration, the receipt and sufficiently of which is hereby acknowledge, intending to be legally bound by the terms and conditions of this Agreement, hereby agrees as follows:

     1. RESPECTIVE PERSONS OR ENTITIES COVERED. UNDERSIGNED ACKNOWLEDGES that, as an employee of PharmaFrontiers, Corp., a Texas corporation, he/she may also be working closely with its respective subsidiaries and or parents (PharmaFrontiers, Corp and its respective parents and subsidiaries shall collectively hereinafter be referred to herein as the "Companies")

     2.  INVENTIONS.  Undersigned  agrees  as  follows:

     A. DISCLOSURE. He/She will promptly disclose to the Companies and each of them, any invention, discovery, know-how, improvement, design, device, apparatus, composition, process, plans, programs, or use made, conceived or discovered by Employee, either solely or in collaboration with others, during the term of this Agreement which (i) relates in any way to the products, services processes or systems relating to any of the Companies respective businesses (ii) results from or is suggested by any work performed by Employee for any of the Companies (all the foregoing hereinafter referred collectively as "Inventions");

     B. OWNERSHIP OF INVENTIONS. Each Invention shall be and remain the sole and exclusive property of the Companies, whether patented or not, and any Invention conceived within six months after termination of this Agreement shall be presumed to be the property of the Companies subject to proof of the Companies' satisfaction that such Invention was first conceived after the termination of this Agreement. In furtherance of the foregoing, Employee agrees to execute, acknowledge and deliver any and all documents and instruments as may be requested by the Companies (but without any additional compensation from the Companies) for the purpose of vesting title to any Invention in the Companies.

     C. PRIOR INVENTIONS. Employee attaches as Schedule A hereto, concurrently with the execution hereof, a list and brief description of all unpatented Inventions or proprietary information, if any, made or


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
     conceived by him/her prior to the date of this Agreement and which are to be excluded from the provisions of this Section. If no such list is attached at the time of the execution of this Agreement, it shall be conclusively presumed that Employee has waived any right he may have to any such Invention that relates to any of the Companies businesses.

     D. REPRESENTATION. Employee represents and warrants to the Companies that except as set. forth on Schedule B, attached hereto, neither he/she nor his/her Associates or Affiliates have any agreements with or obligations to any person or entity in conflict with any of the provisions of this Agreement.

     3. CONFIDENTIALITY. Employee, covenants and agrees that he/she will not, at any time either during the term of this Agreement of thereafter, for a period of one year after the receipt by Employee of the last disclosure of proprietary information, reveal (or permit to be revealed where such is within his/her control) to a third party or use for his/her own benefit, without prior written consent of the Companies, any information pertaining to the Inventions, or any of the Companies' respective businesses including but not limited to information relating to research results, formulations, computer code, suppliers, employees, customers financial condition, procedures, tests, know-how, production, distribution, work and organizational methods, experimental results or trade secrets.

     4. NON-COMPETITION. During the term of this Agreement and for a period of one year thereafter, Employee agrees that, except as contemplated by this Agreement, he/she shall not, without the prior written consent of the Companies, either individually or with others, directly or indirectly, as an employee, representative, partner, principal, agent, independent contractor, consultant, stockholder, or in any other capacity, participate in, engage in or have a financial interest in any activity, business or entity relating to or involved in the development, testing or marketing of products, services, systems or processes related to the Companies' respective businesses, except as provided in Schedule B.

Employee acknowledges that the claim for or the payment of any damages for breach of the provisions contained in this paragraph 4 shall not preclude the Companies from seeking injunctive or such other forms of relief as may be obtained in a court of law or equity. Employee acknowledges that he/she will be fully able to earn an adequate livelihood for himself/herself and his/her dependents if the provisions of this paragraph 4 shall be specifically enforced against him/her. In the event that any court of competent jurisdiction shall determine that any term, covenant, or condition of this paragraph 4 is void or unenforceable, such court shall have the powers and authority to modify this paragraph 4 in accordance with the original intent of the parties so as to make


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
such term, covenant or condition and the remainder of this Agreement valid and binding upon the parties hereto.

     5. NON-SOLICITATION, During the term of this Agreement and for a period of one year thereafter, Employee agrees that he/she shall not, without the prior written consent of the Companies, either individually or with others, directly or indirectly solicit or hire any of the Companies' employees or key employees of the Companies' customers for employment with a person or entity involved in marketing products or services competitive with any of the Companies' respective businesses. Key employees include supervisory personnel, executives, personnel in charge of any department, section or subdivision, and project managers (or directors) and senior personnel on any individual project or projects. Employee further agrees that all customers of the Companies, and all prospective customers from whom Employee may have solicited business while engaged as an employee by the Companies hereunder, shall be solely the customers of the Companies. Employee therefore agrees that he/she will not, for a period of one year immediately following the termination of this Agreement, either directly or indirectly, solicit business, as to products or services competitive with those of the Companies respective businesses, from any of the Companies" customers within one year prior the termination of this Agreement.

The term "Employee" shall, for purposes of paragraphs 1 through 5 includes Employee along with any of Employee's Affiliates, Associates, or entities of which he/she is a Beneficial Owner. The term "Affiliate" shall means a person controlling, controlled by or under common control with Employee and the term "control" (including the terms "controlling," "controlled by," and "under common control with") means the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise. The term "Associate," shall mean a relationship with: i) any corporation, or organization (other than the Companies) of which Employee or any of his/her Affiliates or Associates is a director, officer or partner, ii) any corporation, or organization (other than the Companies) of which Employee or any of Employee's Affiliates or Associates, directly or indirectly, are the beneficial owner of five percent (5%) or more of any class of equity securities; iii) any trust or other estate in which Employee or any of his/her Affiliates or Associates have a substantial beneficial interest or with respect to which Employee or any of his/her Affiliates or Associates serve as a trustee or in any other fiduciary capacity; or iv) Employee's spouse, or any blood relative of Employee, or any blood relative of Employee's spouse, or who is an officer or director, or partner of any Affiliate or Associate of Employee. The term "beneficial ownership" shall mean interests which Employee or his/her or Affiliates or Associates may possess which are substantially equivalent to those of ownership and are enjoyed by reason of any contract, understanding, relationship, agreement or other arrangement, whether or not such are set forth in a legally binding contract or document.

IN  WITNESS  WHEREOF,  the  Undersigned a/     '  ~-      intending
                                        ---------------------
to
be  legay.bound, hereby executes and delivers this Agreement this ZQ',t-
                                                                  ------    ----
day ofd A~  2004.
    ------



Witness


                     /s/ Warren Lau
                     ------------------------------
                     Warren Lau

L     1. Tt~~~I





Appendix  1

Mr. Lau agrees not to compete in the fields of (1) Alkylating or Platinating agents for the Treatment of Cancer, (2) Biomodulating Agents for the treatment of Cancer, (3) Non-nucleoside Reverse Transcriptase Inhibitors for the treatment of HIV Infection/AIDS, (4) Cell Mediated Immunity Inducing Vaccines for the treatment/prevention of HIV infection/AIDS, (5) Viral Entry Inhibitors for the treatment of HIV infection/AIDS.




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